Exhibit 99.2

2 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Triple-Net Portfolio Senior Housing - Managed Portfolio Loans and Other Investments NOI Concentrations Geographic Concentrations - Consolidated Portfolio Triple-Net Lease Expirations 12 INVESTMENTS Summary 13 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 17 FINANCIAL INFORMATION 2024 Outlook Consolidated Financial Statements - Statements of Income Consolidated Financial Statements - Balance Sheets Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 24 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: CONTENT https://ir.sabrahealth.com/investors/financials/quarterly-results

3 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 SENIOR MANAGEMENT Rick Matros Michael Costa Talya Nevo-Hacohen Chief Executive Officer, President Chief Financial Officer, Secretary Chief Investment Officer, Treasurer and Chair and Executive Vice President and Executive Vice President Jessica Flores Chief Accounting Officer and Executive Vice President BOARD OF DIRECTORS Rick Matros Michael Foster Jeffrey Malehorn Chief Executive Officer, President Lead Independent Director Director and Chair Craig Barbarosh Lynne Katzmann Clifton Porter II Director Director Director Katie Cusack Ann Kono Director Director CONTACT INFORMATION Sabra Health Care REIT, Inc. Transfer Agent 1781 Flight Way Equiniti Trust Company, LLC Tustin, CA 92782 P.O. Box 500 888.393.8248 Newark, NJ 07101 sabrahealth.com 800.937.5449 equiniti.com COMPANY INFORMATION

4 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 Financial Metrics Dollars in thousands, except per share data June 30, 2024 Three Months Ended Six Months Ended Revenues $ 176,141 $ 342,888 Net operating income 124,624 240,068 Cash net operating income 122,272 238,345 Diluted per share data: EPS $ 0.10 $ 0.22 FFO 0.35 0.67 Normalized FFO 0.35 0.69 AFFO 0.36 0.70 Normalized AFFO 0.36 0.71 Dividends per common share 0.30 0.60 Capitalization and Market Facts Key Credit Metrics (1) June 30, 2024 June 30, 2024 Common shares outstanding 234.3 million Net Debt to Adjusted EBITDA 5.45x Common equity Market Capitalization $3.6 billion Interest Coverage 4.20x Consolidated Debt $2.5 billion Fixed Charge Coverage Ratio 4.12x Consolidated Enterprise Value $6.0 billion Total Debt/Asset Value 37 % Secured Debt/Asset Value 1 % Common stock closing price $15.40 Unencumbered Assets/Unsecured Debt 265 % Common stock 52-week range $11.58 - $15.43 Common stock ticker symbol SBRA Portfolio (2) Dollars in thousands, units and Cash NOI reflect Sabra's pro rata share Three Months Ended June 30, 2024As of June 30, 2024 Property Count Investment Beds/Units Cash NOI Investment in Real Estate Properties, gross Triple-Net Portfolio: Skilled Nursing/Transitional Care 236 $ 3,039,127 26,538 $ 65,974 Senior Housing - Leased 39 511,809 3,319 11,832 Behavioral Health 18 479,188 1,159 9,795 Specialty Hospitals and Other 15 225,498 392 4,740 Total Triple-Net Portfolio 308 4,255,622 31,408 Senior Housing - Managed 66 1,399,996 6,341 17,584 Consolidated Real Estate Investments 374 5,655,618 37,749 Unconsolidated Joint Venture Senior Housing - Managed 16 202,357 1,256 3,236 Total Equity Investments 390 5,857,975 39,005 Investments in Loans Receivable, gross (3) 14 381,773 Preferred Equity Investments, gross (4) 5 57,329 Includes 61 relationships in 39 U.S. states and CanadaTotal Investments 409 $ 6,297,077 (1) See page 16 of this supplement for important information about these credit metrics. (2) Excludes one real estate property held for sale as of the end of the current period. (3) Our loans receivable investments include one investment which has a right of first offer on six addiction treatment centers with 928 beds and one investment which has a purchase option on one Skilled Nursing/ Transitional Care facility with 106 beds. (4) Our preferred equity investments include investments in entities owning four Senior Housing developments with 544 aggregate units and one Skilled Nursing/Transitional Care development with 120 beds. OVERVIEW

5 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 Operating Statistics Twelve Months Ended March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Occupancy Skilled Nursing/Transitional Care 74.4% 75.9% 76.4% 77.5% 79.0 % Senior Housing - Leased 87.8% 88.7% 90.0% 89.8% 90.0 % Behavioral Health, Specialty Hospitals and Other 83.3% 81.7% 80.7% 79.7% 78.8 % Skilled Mix Skilled Nursing/Transitional Care 34.4% 34.9% 34.6% 35.2% 36.3 % PORTFOLIO Triple-Net Portfolio (1) (1) Excludes one real estate property held for sale as of the end of the current period. Occupancy Percentage and Skilled Mix (together, “Operating Statistics”) and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of the quarter following the period presented and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. EBITDARM Coverage Twelve Months Ended March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Skilled Nursing/Transitional Care 1.65x 1.68x 1.78x 1.79x 1.85x Senior Housing - Leased 1.15x 1.17x 1.28x 1.33x 1.35x Behavioral Health, Specialty Hospitals and Other 3.75x 3.74x 3.80x 3.77x 3.69x Key Triple-Net Relationships EBITDARM Coverage Twelve Months Ended Relationship Primary Property Type December 31, 2023 March 31, 2024 Ensign Group Skilled Nursing 2.15x 2.30x Signature Healthcare Skilled Nursing 1.40x 1.50x Avamere Family of Companies Skilled Nursing 1.90x 1.93x Signature Behavioral Behavioral Hospitals 1.32x 1.33x The McGuire Group Skilled Nursing 1.84x 1.79x Communicare Skilled Nursing 1.74x 1.99x Healthmark Group Skilled Nursing 1.37x 1.39x Leo Brown Group Assisted Living 1.59x 1.65x Cadia Healthcare Skilled Nursing 1.54x 1.59x Focused Post Acute Care Partners Skilled Nursing 1.60x 1.73x Other Mulitple 2.90x 2.82x Total 2.06x 2.09x

6 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 PORTFOLIO Senior Housing - Managed Portfolio (1) Excludes the Enlivant unconsolidated joint venture. Sabra withdrew and resigned its membership in the Enlivant Joint Venture effective May 1, 2023. (2) Same store Senior Housing - Managed portfolio includes Stabilized Facilities owned as the same property type for the full period in all comparison periods. Resident fees and services, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results. Operating Performance Reflects Sabra's pro rata share, except number of properties; dollars in thousands Three Months Ended June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 Consolidated Portfolio Number of Properties 61 61 61 66 66 Number of Units 6,041 6,041 6,041 6,341 6,341 Recurring capital expenditures $ 1,930 $ 1,603 $ 1,695 $ 1,378 $ 1,666 Resident fees and services $ 58,428 $ 59,748 $ 61,256 $ 66,031 $ 67,939 Cash NOI $ 14,464 $ 15,225 $ 16,067 $ 16,362 $ 17,584 Cash NOI Margin % 24.8% 25.5% 26.2% 24.8% 25.9 % Unconsolidated Portfolio (1) Number of Properties 16 16 16 16 16 Number of Units 1,258 1,256 1,256 1,256 1,256 Recurring capital expenditures $ 155 $ 158 $ 218 $ 285 $ 201 Resident fees and services $ 9,760 $ 9,950 $ 10,007 $ 10,362 $ 10,453 Cash NOI $ 2,681 $ 2,612 $ 2,425 $ 2,690 $ 3,236 Cash NOI Margin % 27.5% 26.3% 24.2% 26.0% 31.0 % Same Store Operating Performance (2) Reflects Sabra's pro rata share, except number of properties; dollars in thousands, except REVPOR Three Months Ended June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 Number of Properties 70 70 70 70 70 Number of Available Units 6,884 6,885 6,885 6,880 6,877 REVPOR $ 3,810 $ 3,812 $ 3,842 $ 3,911 $ 3,930 Occupancy 81.1% 82.5% 83.5% 83.1% 84.0 % Resident fees and services $ 63,790 $ 64,990 $ 66,273 $ 67,100 $ 68,141 Cash NOI $ 17,166 $ 17,934 $ 18,266 $ 18,372 $ 20,198 Cash NOI Margin % 26.9% 27.6% 27.6% 27.4% 29.6%

7 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 PORTFOLIO Loans and Other Investments Loans Receivable and Other Investments Dollars in thousands As of June 30, 2024 Loan Type Number of Loans Property Type Principal Balance Book Value Weighted Average Contractual Interest Rate Weighted Average Annualized Effective Interest Rate Interest Income Three Months Ended June 30, 2024 (1) Maturity Date Mortgage 3 Behavioral Health / Skilled Nursing $ 335,600 $ 335,600 7.7% 7.7% $ 6,228 11/01/26 - 06/01/29 Other 11 Multiple 55,890 52,453 7.8% 7.5% 929 10/01/23 - 05/01/29 14 391,490 388,053 7.8% 7.7% $ 7,157 Allowance for loan losses — (6,367) $ 391,490 $ 381,686 Other Investment Type Number of Investments Property Type Total Funding Commitments Total Amount Funded Book Value Rate of Return Other Income Three Months Ended June 30, 2024 (1) Preferred Equity 5 Skilled Nursing / Senior Housing $ 52,434 $ 50,934 $ 57,329 10.8% $ 1,620 (1) Includes income related to loans receivable and other investments held as of June 30, 2024.

8 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 The Ensign Group: 8.4% Avamere Family of Companies: 8.1% Signature Behavioral: 6.8% Recovery Centers of America: 5.7% The McGuire Group: 3.7% Managed (No Operator Credit Exposure): 17.3% Other: 41.1% Signature Healthcare: 8.9% RELATIONSHIP CONCENTRATION PROPERTY TYPE CONCENTRATION PAYOR SOURCE CONCENTRATION (2) PORTFOLIO NOI Concentrations (1) As of June 30, 2024 (1) Excludes one real estate property held for sale as of the end of the current period. Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments. (2) Tenant payor source allocation presented one quarter in arrears. Behavioral Health: 14.1% Senior Housing - Leased: 11.0% Specialty Hospital and Other: 3.9% Other: 0.8% Skilled Nursing/Transitional Care: 52.9% Senior Housing - Managed: 17.3% Private Pay: 44.6% Non-Private: 55.4%

9 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 PORTFOLIO Geographic Concentrations - Consolidated Portfolio (1) Property Type As of June 30, 2024 Location Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other Total % of Total Texas 33 3 7 — 13 56 15.0 % California 24 — 2 3 1 30 8.0 Kentucky 24 2 — 2 1 29 7.8 Indiana 14 4 1 2 — 21 5.6 Oregon 15 1 3 — — 19 5.1 North Carolina 13 — 2 — — 15 4.0 Washington 12 — 2 — — 14 3.7 Missouri 10 — 1 1 — 12 3.2 Massachusetts 11 — — — — 11 2.9 New York 9 — 1 — — 10 2.7 Other (29 states & Canada) 71 29 47 10 — 157 42.0 Total 236 39 66 18 15 374 100.0% % of Total 63.1% 10.4% 17.7% 4.8% 4.0% 100.0 % Distribution of Beds/Units As of June 30, 2024   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other Total % of Total Texas 56 4,211 350 856 — 325 5,742 15.2 % Kentucky 29 2,486 270 — 172 40 2,968 7.9 California 30 2,058 — 160 313 27 2,558 6.8 Indiana 21 1,651 563 169 138 — 2,521 6.7 Oregon 19 1,520 215 162 — — 1,897 5.0 North Carolina 15 1,454 — 237 — — 1,691 4.5 New York 10 1,566 — 107 — — 1,673 4.4 Washington 14 1,309 — 165 — — 1,474 3.9 Massachusetts 11 1,469 — — — — 1,469 3.9 Virginia 10 894 — 246 — — 1,140 3.0 Other (29 states & Canada) 159 7,920 1,921 4,239 536 — 14,616 38.7 Total 374 26,538 3,319 6,341 1,159 392 37,749 100.0% % of Total 70.3% 8.8% 16.8% 3.1% 1.0% 100.0% (1) Excludes one real estate property held for sale as of the end of the current period.

10 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 PORTFOLIO Geographic Concentrations - Consolidated Portfolio Continued (1) Investment Dollars in thousands As of June 30, 2024   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other    Total % of Total Texas 56 $ 341,228 $ 27,335 $ 204,570 $ — $ 187,387 $ 760,520 13.4 % California 30 435,763 — 59,647 217,764 7,798 720,972 12.7 Indiana 21 196,573 120,197 47,865 12,155 — 376,790 6.7 Oregon 19 261,316 33,002 55,556 — — 349,874 6.2 Kentucky 29 244,462 58,983 — 10,179 30,313 343,937 6.1 New York 10 298,639 — 21,493 — — 320,132 5.7 North Carolina 15 125,248 — 76,217 — — 201,465 3.6 Washington 14 159,001 — 41,615 — — 200,616 3.5 Arizona 5 — 10,348 40,124 121,757 — 172,229 3.0 Canada (2) 9 — — 155,665 — — 155,665 2.8 Other (30 states) 166 976,897 261,944 697,244 117,333 — 2,053,418 36.3 Total 374 $ 3,039,127 $ 511,809 $ 1,399,996 $ 479,188 $ 225,498 $ 5,655,618 100.0% % of Total 53.7% 9.0% 24.8% 8.5% 4.0% 100.0% (1) Excludes one real estate property held for sale as of the end of the current period. (2) Investment balance in Canada is based on the exchange rate as of June 30, 2024 of $0.7311 per 1 CAD.

11 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 PORTFOLIO Triple-Net Lease Expirations (1) Triple-Net Lease Expirations Dollars in thousands Skilled Nursing/ Transitional Care Senior Housing - Leased Behavioral Health Specialty Hospitals and Other Total Annualized RevenuesAs of June 30, 2024   % of Total 07/01/24 - 12/31/24 $ 4,071 $ — $ — $ — $ 4,071 1.1% 2025 5,171 3,528 — 1,495 10,194 2.8% 2026 15,240 1,465 — — 16,705 4.6% 2027 25,028 4,364 — — 29,392 8.2% 2028 21,886 2,548 — 3,490 27,924 7.7% 2029 47,299 5,044 — 6,138 58,481 16.2% 2030 — — — 3,221 3,221 0.9% 2031 71,642 3,863 959 — 76,464 21.2% 2032 5,853 1,726 33,462 3,749 44,790 12.4% 2033 — 6,733 5,443 — 12,176 3.4 % Thereafter 56,165 17,345 3,495 746 77,751 21.5 % Total Annualized Revenues $ 252,355 $ 46,616 $ 43,359 $ 18,839 $ 361,169 100.0% (1) Excludes one real estate property held for sale as of the end of the current period.

12 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 INVESTMENTS Summary Investment Activity Dollars in thousands Investment Initial Investment Date Property Type Number of Properties Beds/Units 2024 Amounts Invested (1) Expected Cash Yield Real Estate Legacy Living of Florence 04/01/24 Senior Housing - Leased 1 128 $ 36,000 8.00 % Additions to Real Estate (2) Various Multiple N/A N/A 3,377 8.60 % Total Real Estate Investments 39,377 8.05 % Preferred Equity Preferred Equity Fundings Various Multiple N/A N/A 1,000 14.00 % Loans Receivable Symphony Chesterton (3) 06/03/24 Skilled Nursing/ Transitional Care 1 106 16,600 9.50 % Loans Receivable Fundings Various Multiple N/A N/A 3,150 10.00 % Total Loans Receivable 19,750 9.58 % All Investments through June 30, 2024 $ 60,127 8.65% (1) Excludes capitalized acquisition costs and origination fees. (2) Excludes capital expenditures for the Senior Housing - Managed portfolio and recurring capital expenditures for the Triple-Net portfolio. (3) Transaction provides Sabra the option to purchase the underlying Skilled Nursing/Transitional Care facility at fair market value, subject to a floor and cap, after 24 months.

13 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 CAPITALIZATION Overview Consolidated Debt Dollars in thousands As of June 30, 2024 Secured debt $ 47,134 Revolving credit facility 130,367 Term loans 539,665 Senior unsecured notes 1,750,000 Total 2,467,166 Deferred financing costs and premiums/discounts, net (20,550) Total, net $ 2,446,616 Revolving Credit Facility Dollars in thousands As of June 30, 2024 Credit facility availability $ 869,633 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of June 30, 2024 Shares Outstanding   Price   Value Common stock 234,262,497 $ 15.40 $ 3,607,642 Consolidated Debt 2,467,166 Cash and cash equivalents (36,398) Consolidated Enterprise Value $ 6,038,410 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended June 30, 2024 Six Months Ended June 30, 2024 EPS, FFO and Normalized FFO AFFO and Normalized AFFO EPS, FFO and Normalized FFO AFFO and Normalized AFFO Common stock 231,616,763 231,616,763 231,532,758 231,532,758 Common equivalents 3,528 3,528 3,528 3,528 Basic common and common equivalents 231,620,291 231,620,291 231,536,286 231,536,286 Dilutive securities: Restricted stock units 2,130,532 3,287,453 2,047,585 3,285,386 Diluted common and common equivalents 233,750,823 234,907,744 233,583,871 234,821,672 At-The-Market Common Stock Offering Program Dollars in thousands Three Months Ended June 30, 2024 Shares issued 2,727,821 Net proceeds $ 39,123 Weighted average price per share, net of commissions $ 14.34 Availability as of June 30, 2024 $ 455,003 Forward sales agreements as of June 30, 2024 Shares outstanding 351,354 Weighted average price per share, net of commissions $ 14.79

14 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average Effective Interest Rate (1)As of June 30, 2024 Principal     % of Total Fixed Rate Debt   Secured debt $ 47,134     3.35%   1.9 % Senior unsecured notes 1,750,000     4.04%   70.9 % Total fixed rate debt 1,797,134     4.02%   72.8 % Variable Rate Debt (2)   Revolving credit facility 130,367     6.46%   5.3 % Term loans 539,665 3.72% 21.9 % Total variable rate debt 670,032     4.25%   27.2 % Consolidated Debt $ 2,467,166     4.09%   100.0 % Secured | Unsecured Debt Dollars in thousands Weighted Average Effective Interest Rate (1)As of June 30, 2024 Principal     % of Total Secured Debt   Secured debt $ 47,134     3.35%   1.9 % Unsecured Debt Senior unsecured notes 1,750,000     4.04%   70.9 % Revolving credit facility 130,367     6.46%   5.3 % Term loans 539,665 3.72% 21.9 % Total unsecured debt 2,420,032     4.10%   98.1 % Consolidated Debt $ 2,467,166     4.09%   100.0% (1) Weighted average effective interest rate includes private mortgage insurance and impact of interest rate hedges. (2) Variable rate debt includes $430.0 million subject to interest rate swaps and interest rate collars that fix and set a cap and floor, respectively, for SOFR at a weighted average rate of 2.69%, and $109.7 million (CAD $150.0 million) subject to swap agreements that fix CORRA at 1.63% as of June 30, 2024. Excluding these amounts, variable rate debt was 5.3% of Consolidated Debt as of June 30, 2024.

15 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 CAPITALIZATION Debt Maturity Debt Maturity Schedule Dollars in thousands Secured Debt Senior Unsecured Notes   Term Loans     Revolving Credit Facility (1) Consolidated Debt As of June 30, 2024 Principal Rate (2) Principal Rate (2)   Principal Rate (2)     Principal Rate (2) Principal Rate (2) 07/01/24 - 12/31/24 $ 1,024   2.85%   $ —   —     $ —   —     $ — — $ 1,024   2.85% 2025 2,089   2.86%   —   —     —   —     — — 2,089   2.86% 2026 2,147   2.86%   500,000   5.13%     —   —     — — 502,147   5.12% 2027 2,206   2.87%   100,000   5.88% —   —     130,367 6.46% 232,573   6.18% 2028 2,266   2.88%   —   — 539,665   6.61%     — — 541,931   6.60% 2029 2,328   2.89%   350,000   3.90%     —   —     — — 352,328   3.89% 2030 2,392   2.90%   — — —   —     — — 2,392   2.90% 2031 2,093   2.92%   800,000   3.20%     —   —     — — 802,093   3.20% 2032 1,887   2.92%   —   —     —   —     — — 1,887   2.92% 2033 1,940   2.93% — — — — — — 1,940 2.93 % Thereafter 26,762   3.10%   —   —     —   —     — — 26,762   3.10 % Total 47,134   1,750,000 539,665     130,367 2,467,166 Discount, net — (4,633) — — (4,633) Deferred financing costs, net (819) (9,714) (5,384) — (15,917) Total, net $ 46,315 $ 1,735,653 $ 534,281     $ 130,367 $ 2,446,616 Wtd. avg. maturity/years 20.6   5.2 3.5     2.5 5.0 Wtd. avg. interest rate (3) 3.35%   4.04% 3.72%     6.46% 4.09% (1) Revolving Credit Facility is subject to two six-month extension options. (2) Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate hedges. (3) Weighted average interest rate includes private mortgage insurance and impact of interest rate hedges.

16 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 Key Credit Metrics (1) June 30, 2024 Net Debt to Adjusted EBITDA (2) 5.45x Interest Coverage 4.20x Fixed Charge Coverage Ratio 4.12x Total Debt/Asset Value 37 % Secured Debt/Asset Value 1 % Unencumbered Assets/Unsecured Debt 265 % Cost of Permanent Consolidated Debt (3) 3.96 % Unsecured Notes Ratings S&P (Stable outlook) BBB- Fitch (Stable outlook) BBB- Moody's (Stable outlook) Ba1 CAPITALIZATION Credit Metrics and Ratings (1) Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our senior unsecured notes. In addition, key credit statistics give effect to dispositions and acquisitions completed after the period presented as though such dispositions and acquisitions occurred at the beginning of the period. (2) Based on the annualized trailing three-month period ended as of the date indicated. (3) Excludes revolving credit facility balance that had an interest rate of 6.46% as of June 30, 2024.

17 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 2024 Full-Year Guidance   Diluted per share data Net income $ 0.48 — $ 0.51 FFO $ 1.33 — $ 1.36 Normalized FFO $ 1.36 — $ 1.39 AFFO $ 1.39 — $ 1.42 Normalized AFFO $ 1.41 — $ 1.44 FINANCIAL INFORMATION 2024 Outlook Earnings guidance above: • assumes year-over-year same store Cash NOI growth in the mid-to-high teens for the Senior Housing - Managed portfolio; • incorporates all announced investment and disposition activity, as well as announced activity under the at-the-market equity offering program; and • does not assume additional investment, disposition or capital transactions beyond those already disclosed. The foregoing guidance ranges reflect management's view of current and future market conditions. There can be no assurance that the Company's actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing guidance ranges as a result of new information or new or future developments.

18 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income Dollars in thousands, except per share data Three Months Ended June 30, Six Months Ended June 30,   2024 2023 2024 2023 Revenues: Rental and related revenues (1) $ 99,096 $ 94,274 $ 190,872 $ 190,144 Resident fees and services 67,939 58,428 133,970 115,149 Interest and other income 9,106 8,464 18,046 17,197 Total revenues 176,141 161,166 342,888 322,490 Expenses: Depreciation and amortization 41,681 44,142 84,595 96,969 Interest 29,314 28,328 57,722 56,868 Triple-net portfolio operating expenses 4,398 4,771 8,722 8,939 Senior housing - managed portfolio operating expenses 50,355 43,964 100,024 87,601 General and administrative 12,741 9,532 24,631 20,034 (Recovery of) provision for loan losses (161) 429 (298) 221 Impairment of real estate 15,335 — 18,472 7,064 Total expenses 153,663 131,166 293,868 277,696 Other income (expense): Loss on extinguishment of debt — — — (1,541) Other income 78 — 838 341 Net gain (loss) on sales of real estate 1,776 (7,833) 1,776 (29,348) Total other income (expense) 1,854 (7,833) 2,614 (30,548) Income before income (loss) from unconsolidated joint ventures and income tax expense 24,332 22,167 51,634 14,246 Income (loss) from unconsolidated joint ventures 80 (653) (515) (1,491) Income tax expense (437) (326) (890) (1,054) Net income $ 23,975 $ 21,188 $ 50,229 $ 11,701 Net income, per: Basic common share $ 0.10 $ 0.09 $ 0.22 $ 0.05 Diluted common share $ 0.10 $ 0.09 $ 0.22 $ 0.05         Weighted average number of common shares outstanding, basic 231,620,291 231,204,531 231,536,286 231,184,355 Weighted average number of common shares outstanding, diluted 233,750,823 232,244,588 233,583,871 232,214,443 (1) See page 19 for additional details regarding Rental and related revenues.

19 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income - Supplemental Information Dollars in thousands Three Months Ended June 30, Six Months Ended June 30,   2024 2023 2024 2023 Cash rental income $ 93,527 $ 87,381 $ 182,563 $ 177,038 Straight-line rental income 1,176 1,503 2,328 2,850 Write-offs of cash and straight-line rental income receivable and lease intangibles — — (2,954) (518) Above/below market lease amortization 1,211 1,568 2,422 3,136 Operating expense recoveries 3,182 3,822 6,513 7,638 Rental and related revenues $ 99,096 $ 94,274 $ 190,872 $ 190,144

20 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Balance Sheets Dollars in thousands, except per share data June 30, 2024 December 31, 2023 Assets Real estate investments, net of accumulated depreciation of $1,092,581 and $1,021,086 as of June 30, 2024 and December 31, 2023, respectively $ 4,566,159 $ 4,617,261 Loans receivable and other investments, net 439,015 420,624 Investment in unconsolidated joint ventures 129,773 136,843 Cash and cash equivalents 36,398 41,285 Restricted cash 5,911 5,434 Lease intangible assets, net 27,722 30,897 Accounts receivable, prepaid expenses and other assets, net 146,138 133,806 Total assets $ 5,351,116 $ 5,386,150 Liabilities Secured debt, net $ 46,315 $ 47,301 Revolving credit facility 130,367 94,429 Term loans, net 534,281 537,120 Senior unsecured notes, net 1,735,653 1,735,253 Accounts payable and accrued liabilities 112,832 136,981 Lease intangible liabilities, net 29,693 32,532 Total liabilities 2,589,141 2,583,616 Equity Preferred stock, $0.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of June 30, 2024 and December 31, 2023 — — Common stock, $0.01 par value; 500,000,000 shares authorized, 234,262,497 and 231,266,020 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively 2,343 2,313 Additional paid-in capital 4,536,645 4,494,755 Cumulative distributions in excess of net income (1,808,158) (1,718,279) Accumulated other comprehensive income 31,145 23,745 Total equity 2,761,975 2,802,534 Total liabilities and equity $ 5,351,116 $ 5,386,150

21 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows Dollars in thousands Six Months Ended June 30, 2024 2023 Cash flows from operating activities: Net income $ 50,229 $ 11,701 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 84,595 96,969 Non-cash rental and related revenues (1,796) (5,469) Non-cash interest income 12 (388) Non-cash interest expense 6,139 6,091 Stock-based compensation expense 3,862 3,233 Loss on extinguishment of debt — 1,541 (Recovery of) provision for loan losses (298) 221 Net (gain) loss on sales of real estate (1,776) 29,348 Impairment of real estate 18,472 7,064 Loss from unconsolidated joint ventures 515 1,491 Distributions of earnings from unconsolidated joint ventures 2,659 1,112 Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (8,706) (6,277) Accounts payable and accrued liabilities (20,984) (8,019) Net cash provided by operating activities 132,923 138,618 Cash flows from investing activities: Acquisition of real estate (36,128) (39,630) Origination and fundings of loans receivable (19,752) (9,050) Origination and fundings of preferred equity investments (1,021) (10,676) Additions to real estate (25,360) (37,995) Repayments of loans receivable 1,189 8,062 Repayments of preferred equity investments 4,727 4,130 Investment in unconsolidated joint ventures (344) (4,797) Net proceeds from the sales of real estate 6,158 168,904 Net proceeds from sales-type lease — 25,490 Distributions in excess of earnings from unconsolidated joint ventures — 544 Net cash (used in) provided by investing activities (70,531) 104,982 Cash flows from financing activities: Net borrowings from (repayments of) revolving credit facility 36,939 (98,857) Proceeds from term loans — 12,188 Principal payments on secured debt (1,010) (983) Payments of deferred financing costs (80) (18,128) Payment of contingent consideration — (17,900) Issuance of common stock, net 36,403 (2,153) Dividends paid on common stock (138,894) (138,711) Net cash used in financing activities (66,642) (264,544) Net decrease in cash, cash equivalents and restricted cash (4,250) (20,944) Effect of foreign currency translation on cash, cash equivalents and restricted cash (160) (608) Cash, cash equivalents and restricted cash, beginning of period 46,719 53,932 Cash, cash equivalents and restricted cash, end of period $ 42,309 $ 32,380 Supplemental disclosure of cash flow information: Interest paid $ 50,847 $ 52,591 Supplemental disclosure of non-cash investing activities: Decrease in loans receivable and other investments due to acquisition of real estate $ — $ 4,644

22 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 FINANCIAL INFORMATION FFO, Normalized FFO, AFFO and Normalized AFFO (1) Other normalizing items for FFO and AFFO primarily include triple-net operating expenses, net of recoveries. FFO, Normalized FFO, AFFO and Normalized AFFO Dollars in thousands, except per share data Three Months Ended June 30, Six Months Ended June 30,   2024 2023 2024 2023 Net income $ 23,975 $ 21,188 $ 50,229 $ 11,701 Add: Depreciation and amortization of real estate assets 41,681 44,142 84,595 96,969 Depreciation, amortization and impairment of real estate assets related to unconsolidated joint ventures 2,208 2,202 4,437 4,250 Net (gain) loss on sales of real estate (1,776) 7,833 (1,776) 29,348 Impairment of real estate 15,335 — 18,472 7,064 FFO $ 81,423 $ 75,365 $ 155,957 $ 149,332 Write-offs of cash and straight-line rental income receivable and lease intangibles — — 2,921 540 Loss on extinguishment of debt — — — 1,541 (Recovery of) provision for loan losses (161) 429 (298) 221 Other normalizing items (1) 1,274 1,301 2,395 2,069 Normalized FFO $ 82,536 $ 77,095 $ 160,975 $ 153,703 FFO $ 81,423 $ 75,365 $ 155,957 $ 149,332 Stock-based compensation expense 1,341 1,004 3,862 3,233 Non-cash rental and related revenues (2,387) (3,071) (1,796) (5,469) Non-cash interest income 5 4 12 (388) Non-cash interest expense 3,068 3,077 6,139 6,091 Non-cash portion of loss on extinguishment of debt — — — 1,541 (Recovery of) provision for loan losses (161) 429 (298) 221 Other adjustments related to unconsolidated joint ventures 135 169 288 238 Other adjustments 429 291 839 693 AFFO $ 83,853 $ 77,268 $ 165,003 $ 155,492 Other normalizing items (1) 1,126 1,286 2,232 2,038 Normalized AFFO $ 84,979 $ 78,554 $ 167,235 $ 157,530 Amounts per diluted common share: Net income $ 0.10 $ 0.09 $ 0.22 $ 0.05 FFO $ 0.35 $ 0.32 $ 0.67 $ 0.64 Normalized FFO $ 0.35 $ 0.33 $ 0.69 $ 0.66 AFFO $ 0.36 $ 0.33 $ 0.70 $ 0.67 Normalized AFFO $ 0.36 $ 0.34 $ 0.71 $ 0.67 Weighted average number of common shares outstanding, diluted: Net income, FFO and Normalized FFO 233,750,823 232,244,588 233,583,871 232,214,443 AFFO and Normalized AFFO 234,907,744 233,586,255 234,821,672 233,560,237

23 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 FINANCIAL INFORMATION Components of Net Asset Value (NAV) As of June 30, 2024 (1) Excludes one real estate property held for sale as of the end of the current period. (2) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (3) Includes balances that impact cash or NOI and excludes non-cash items. (4) Includes $2.2 million related to one real estate property held for sale as of the end of the current period. Annualized Cash NOI (1) Dollars in thousands Skilled Nursing/Transitional Care $ 252,355 Senior Housing - Leased 46,616 Senior Housing - Managed Consolidated Portfolio 70,352 Senior Housing - Managed Unconsolidated Portfolio 12,944 Behavioral Health 43,359 Specialty Hospitals and Other 18,839 Annualized Cash NOI (excluding loans receivable and other investments) $ 444,465 Obligations Dollars in thousands Secured debt (2) $ 47,134 Senior unsecured notes (2) 1,750,000 Revolving credit facility 130,367 Term loans (2) 539,665 Sabra’s share of unconsolidated joint venture debt 71,733 Total Debt 2,538,899 Add (less): Cash and cash equivalents and restricted cash (42,309) Sabra’s share of unconsolidated joint venture cash and cash equivalents and restricted cash (2,541) Accounts payable and accrued liabilities (3) 98,228 Net obligations $ 2,592,277 Other Assets Dollars in thousands Loans receivable and other investments, net $ 439,015 Accounts receivable, prepaid expenses and other assets, net (3)(4) 33,861 Total other assets $ 472,876 Common Shares Outstanding Total shares 234,262,497 We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business.

24 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” information as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position (including our earnings guidance for 2024, as well as the assumptions set forth therein), results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "should," "may" and other similar expressions, although not all forward-looking statements contain these identifying words. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: increased labor costs and historically low unemployment; increases in market interest rates and inflation; pandemics or epidemics, including COVID-19, and the related impact on our tenants, borrowers and Senior Housing - Managed communities; operational risks with respect to our Senior Housing - Managed communities; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties; potential impairment charges and adjustments related to the accounting of our assets; the potential variability of our reported rental and related revenues as a result of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs; risks associated with our investment in our unconsolidated joint ventures; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs and competition for our tenants, borrowers and Senior Housing - Managed communities; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants, operators or borrowers declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’, borrowers' or operators’ failure to adhere to applicable privacy and data security laws, or a material breach of our or our tenants’, borrowers' or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes and uncertainty in macroeconomic conditions and disruptions in the financial markets; risks associated with our ownership of property outside the U.S., including currency fluctuations; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs; the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/ financials/quarterly-results. Tenant and Borrower Information This supplement includes information regarding our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company's Annual Report on Form 10- K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com.

25 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”)* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis. Behavioral Health Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income. Cash NOI Margin Cash NOI Margin is calculated as Cash NOI divided by resident fees and services. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful.

26 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 APPENDIX Reporting Definitions Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”)*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for (recovery of) loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including noncapitalizable acquisition costs, transaction costs related to operator transitions and organizational or other restructuring activities, ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Grant Income Grant income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Debt* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA* Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”)*   The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

27 SABRA 2Q 2024 SUPPLEMENTAL INFORMATION June 30, 2024 APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. REVPOR REVPOR represents the average revenues generated per occupied unit per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues, excluding Grant Income, divided by average monthly occupied unit days. REVPOR includes only Stabilized Facilities. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent performance or 24 months after the date of classification as non-stabilized. Stabilized Facilities generally exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) leased facilities acquired during the three months preceding the period presented. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results.